SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12
AMERITRADE HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Common Stock

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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
This filing consists of a presentation by Ameritrade Holding Corporation at an investment advisor conference on October 24, 2005.

PowerSource 2005 Third Annual RIA Strategy Conference Welcome to Washington, DC! Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

5:00 to 6:30 pm - Kickoff Jim Wangsness, SVP - Ameritrade Advisor Services Phylis Esposito, EVP - Chief Strategy Officer Tom Bradley, President - TD Waterhouse Institutional** 6:30 to 8:30 pm - Vendor Exhibit Hall & Reception 8:30 pm - Client Appreciation Party **Ameritrade, Inc. and TD Waterhouse Institutional are separate unaffiliated firms and are not responsible for each other's services or policies. The comments of Mr. Bradley are subject to the closing of Ameritrade's acquisition of TD Waterhouse USA and address the future combined organization. Tonight's Activities

October 24, 2005 Jim Wangsness, SVP Ameritrade Advisor Services TD Ameritrade Recap, Year in Review & PowerSource05 Conference Themes

Agenda Overview of Pending TD Waterhouse Acquisition FY 2005 in Review Technology, Client Services, Products, Services, RIA Education & Support Report Card PowerSource 2005 Themes

Importance of the Acquisition Asset Gathering Potential - Fastest growing segment of both organizations Completes Drive for Full Spectrum of Client Services Self-directed Collaborative Advised Potential RIA Benefits Institutional caliber client service Leading edge technology National Advisor Referral program with local branches Strategic relationship with TD Bank Best of breed sales, marketing support and vendor alliance services

Importance of the Acquisition - Cont. Key Dates (1) Close, (2) Broker-dealer conversion (3) Clearing conversion Platform

Products & Services Post close - review vendors Investment support provided by Advisor Investment Services Group Enhanced Services National branch system Referral program for qualified RIAs Practice Management Opportunities Partnership 2006 (Orlando, Fl) keynotes - Former President George H. Bush, Former NYC Mayor Rudy Guiliani, Former SEC Chairman William H. Donaldson, etc. Semi-annual regional events Business solutions teams Quarterly compliance newsletter .. Importance of the Acquisition - Cont.

Ameritrade Advisor Services Year in Review

Ameritrade Connection & Partners Delivered 1st three phases of AmCon Trading site including direct routing functionality Automated no load mutual fund processing Enabled Gainskeeper tax lot accounting system Enabled historical cost basis build for transactions from 12/31/03 Delivered enhanced statements with cost basis information Identified re-useable components for the development of the new VEO Portfolio Accounting Enhanced relationship with Portfolio Technologies, Inc. (aka Centerpiece) Delivered new portfolio accounting interfaces (e.g., Investigo) Continuous Improvement in technology .. Year in Review Highlights - Technology Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

AMERITRADE.
Advisor Services

Year in Review Highlights - Investments

- **Expansion of [NTF]/Load Waived Program by over 800 funds**
  - American Funds Class F

Before investing in a mutual fund, carefully consider the investment objectives, risks, charges and expenses involved. To obtain a prospectus containing this and other important information, please contact the fund or call an Ameritrade Advisor Services representative at 866-268-3247. Please read the prospectus carefully before investing

- **Fixed Income Platform powered by the MuniCenter**
  - Added access to US Agencies online
  - Expanded platform to include 18,000 line items and $12-$15 billion par value daily
  - Delivered free institutional Fixed Income Research (Municipal Market Association)
- **Amerivest for RIAs**

Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor, available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

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Expanded coverage hours for West Coast RIAs Bill of Rights: Established Transition Support specialists List of items we can do - not well understood (survey) Cash covered puts Collateral accounts Standardized forms for Non-Standard Assets (LPs) Shorts under $5 401K accounts inside Ameritrade Connection DVP & Directed trades (Trade aways) .. Year in Review Highlights - Client Services Options involve risks and are not suitable for all investors.

AMERITRADE.
Advisor Services

Year in Review Highlights – Client Services

- **Added CalSurance to Vendor Discount & Alliance Program, offering group errors and omissions insurance.**
- **Expanded JumpStart 2 program**
  - 4 vendors
    - National Compliance Services
    - Advisor Products
    - AdvisorSites
    - Lightport
  - 6 program versions
  - Program suitable for the direct mail/imaging needs of larger RIAs
- **Expanded vendor discount and alliance program to over 80 vendor firms**
- **Advised 401(k) & TPA Network via Ameritrade Corporate Services solutions**

CalSurance and Ameritrade, Inc. are separate and unaffiliated companies, and are not responsible for each other's services or policies. Ameritrade is not the named insured, policyholder, or underwriter, and does not endorse any insurance offering over another.

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

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Advisor Investment Services Group Regional Advisor Summit- SF, NYC, Chicago, Charlotte, Boston, Los Angeles, Atlanta, Tampa (December) Monthly educational webinar series Insurance & Variable Annuities (April 2005) JumpStart 2 Marketing Program (May 2005) Municipal Bond Basics & Research (May 2005) Exchange Traded Funds Basics & Amerivest (June 2005) Mutual Fund Roundtable (July 2005) Vendor Discount & Alliance Program (August 2005) Optimized Short Term Investment Vehicles (September 2005) Insurance/Variable Annuity Educational series with Ameritas Year in Review Highlights - Education Ameritrade, Inc. is not a licensed insurance agent engaged in the sale of insurance and annuity products for Ameritas. Ameritrade, Inc. and Ameritas are separate, unaffiliated companies and are not responsible for each other's policies or services.

Ameritrade Connection & Back Office System Front End Look & Feel Fully automated management fees Stock and mutual fund screeners Alerts Work Flow Engine Back End Calendar month end Dividend reinvestment Systematic ACH outbound engine Prime brokerage Investment Products 529 plans New Business Generation Viable RIA referral program Report Card - Items to Address

PowerSource 2005 Conference Themes

"Compliance" "Investment Product Transparency" Conference Goals: Generate ideas for streamlining the business & asset-gathering Provide product & best practices education Provide updates on open items from PowerSource04 Introduce TD Ameritrade institutional services leadership Provide networking opportunities Inspire and motivate PowerSource05 Themes

Best Practices Playing Field Changing Merrill Lynch Rule Vendors and partnerships In house vs. outsource Compliance

It's not just about commission/ticket charges Execution - agency vs. proprietary Choice Providing Investment Product Transparency

FACT: Average spreads on Municipals and Corporate Bonds for Independent RIAs approaches 200 bps - source BMA Example 1: $100,000 of Munis (via direct buy of underlying bonds) 1. Proprietary dealing custodian - purchase at 99 with no ticket charges 2. Agency-only custodian (Ameritrade) - purchase for 97 with $50 maximum Internet commission $2,000 in mark-up fees vs. $50 in commissions = $1,950 delta Example 2: $100,000 of Muni Bonds (via purchase of mutual fund) Mutual fund expense ratio of 65 bps/yr X 10 yrs (assume buy & hold) $50 X 2 round-trips (initial buy & sell) ? 650 bps (w/o time-value-money) vs. 10 bps Fixed Income Transparency

Attend PowerSource05 Compliance - practical macro approach; breakouts with third party vendors for fine details Product Transparency forthcoming from regulators/industry Web sites Equities Fixed Income TRACE (15 minute delay) 4. Education Support from Advisor Investment Services Group (AISG) Monthly Webinar series (live and archived) Vendor booths at PowerSource05 Speakers What Can You Do?

West Coast Midwest East Coast Gary Woolworth Alan Lancz Jay Desai Mark Scarlett Scott Kaiser Cherie Geissman Roger Johnson Pamela Krueger Mark Witaschek Bruce Pretzinger Kelley Schubert Rick Miller Jerry Slusiewicz Barry Misbin Kai Leung John Noto Tom Quilici Jonathan Krasney Leadership Committee 2004-05

PowerSource 2005 Co-Sponsors Platinum (Reserve Funds) Gold (Ameritas Direct) Silver (Allianz Global Investors, Barclays Global Investors, CalSurance, First American Funds, Harris Insight Funds, Laudus Funds, Tahoe Advisors, Wayne Hummer Asset Management) Exhibitors Speakers & Media Partners Attendees Thank You!

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.